STOCKHOLDERS AGREEMENT

      AGREEMENT, dated as of the 16th day of February, 1998, among the Shaker Stockholders, the Muller Stockholders and the Westwood Stockholders who are defined and whose names and addresses are set forth on Exhibit A hereto, collectively, the "Stockholders" and HOMETOWN AUTO RETAILERS, INC. (the "Company").

                                   WITNESSETH

      WHEREAS, the Stockholders, in the aggregate, will own, upon the consummation of a combination transaction among certain automobile dealerships controlled by them, all of the outstanding shares of Class B Common Stock (the "Shares") of the Company (as used herein the term "Shares" shall include all securities of any kind or class issued with respect to the Shares as a result of stock dividends, stock splits, mergers, acquisitions, exchanges, liquidating distributions or other capital changes); and

      WHEREAS, the Stockholders seek to provide for the election of directors of the Company and related management matters.

      NOW, THEREFORE, it is agreed as follows:

      1. Effective upon the consummation of the proposed public offering of Class A Common Stock of the Company (the "Closing Date"), the Stockholders shall, in every instance, unless five of the six Directors (as hereinafter defined) shall otherwise agree, vote all of their Shares: (a) for the election, as directors of the Company, of six directors (such directors and their respective successors pursuant to this Agreement being hereinafter referred to as the "Directors"), two of whom shall be designated by each of the three Stockholder groups who are parties hereto; and (b) on all other matters in the manner determined by a majority (i.e., no less than four) of such Directors. The initial six Directors designated by each of the respective Stockholder groups shall be as follows: (x) Shaker Stockholders: Joseph Shaker and Corey Shaker;
(y) Muller Stockholders: William C. Muller Jr. and James Christ; and (z) Westwood Stockholders: Salvatore A. Vergopia and Edward A. Vergopia. In the event of the death, incapacity or other inability to serve of any Director, the Stockholder group which designated such Director shall have the exclusive right to designate a successor nominee for director. In connection with the foregoing, each of the Stockholders hereby agrees, on behalf of himself/herself and his/her heirs, administrators, successors and assigns, that he/she shall execute such other documents as may be necessary or appropriate to effectuate the elections of Directors as aforesaid and all actions approved by the Board of Directors. In the event of the death or legal incompetency of any Stockholder, the term Stockholder shall thereafter include the executor or administrator of such Stockholder or, following any distribution of the shares owned by such Stockholder, the designee of a majority of such shares held by all distributees, heirs or other persons taking by the laws of descent and distribution and any remaining shares held by any such executor, administrator or the estate of such Stockholder.

      2. Each of the Stockholders agrees that he/she will not sell, transfer, pledge or otherwise dispose of any of his/her Shares unless the transferee agrees, in a writing satisfactory to counsel for the Company, to be bound by this Agreement and the voting provisions hereunder, provided, however, that these provisions shall not apply to a public sale on a stock exchange or in the over-the-counter market pursuant to an exemption from registration under the Securities Act of 1933, as amended, or a sale pursuant to an effective registration statement under such Act.

      3. This Agreement shall be for a term of five (5) years commencing on the date hereof.

      4. To facilitate the enforcement of the voting provisions hereof, each of the Stockholders does, by this Agreement, hereby appoint the person then holding the office of Secretary of the Company or his/her designee, with full power of substitution, the attorney and proxy of such Stockholder to attend all meetings of the Stockholders of the Company and to sign all consents of Stockholders of the Company and to vote his/her Stock in accordance with the provisions hereof. In addition, each of the Stockholders does hereby bind his/her heirs, administrators, successors and assigns to be bound by this proxy and, if necessary, to execute a counterpart of this Agreement. THIS PROXY SHALL BE IRREVOCABLE FOR THE TERM OF THIS AGREEMENT.

      5. In the event of the death or incompetency of any of the Stockholders, this Agreement shall be binding upon his executors or other administrators and upon all persons who succeed to his shares by will or the laws of intestate successors; provided however, that such persons shall be allowed to act under this Agreement only by a vote of a majority of the shares held by such group and only after all of the members of such group have executed a document satisfactory to the Company and its counsel agreeing to be bound by the provisions hereof.

      6. All of the Stockholders who are or who may hereafter become parties to this Agreement shall submit their stock certificates to the Company which shall imprint, or cause to have imprinted, thereon the following legend:

                  "The shares of stock represented by this certificate are
            subject to certain restrictions and obligations set forth in an Agreement dated as of the 16th day of February, 1998 between the Company, the Registered Holder of this certificate and certain other stockholders of the Company. Such shares may be voted only as authorized pursuant to an irrevocable proxy which has been granted pursuant to and subject to the terms of the Agreement and may be transferred only as authorized pursuant to such Agreement. A copy of the Agreement is on file in the office of the Secretary of the Company.

      7. Each party hereto, on behalf of himself/herself and his/her heirs, administrators, successors and assigns, agrees to provide notice of any death or incapacity of a Director, any successor designee for director, and any Stockholder.

      8. This Agreement shall be governed by the General Corporation Law of the State of Delaware and shall be construed under New York Law.

      9. Notices shall be sent, delivery prepaid, by certified mail, return receipt requested, or by overnight courier to the addresses set forth under each signature line unless any signatory or successor to a signatory shall provide a different address to every party hereto by notice similarly served.

      10. This Agreement cannot be changed, modified or terminated except in writing signed by the parties hereto.

      11. This Agreement shall be binding upon the parties hereto and their heirs, successors and assigns.

      IN WITNESS WHEREOF, this Agreement has been signed as of the date first above written.

                              HOMETOWN AUTO RETAILERS, INC.


                              By:
                                 -----------------------------------
                              Name:
                              Title:

                               Shaker Stockholders



                              --------------------------------------
                                    Joseph Shaker
                                    107 Doral Lane
                                    Southington, CT  06489



                              ---------------------------------------
                                    Steven Shaker
                                    593 Thomaston Road
                                    Watertown, CT  06795



                              ----------------------------------------
                                    Edward D. Shaker
                                    593 Thomaston Road
                                    Watertown, CT  06795

                              Edward Shaker Voting Trust
                              210 Munson Road
                              Middlebury, CT 06762


                              By:
                                 -------------------------------------
                                    Corey Shaker, Authorized Trustee
                                    1280 Main Street North
                                    Woodbury, CT  06798



                              ----------------------------------------
                                    Richard Shaker
                                    172 Bateswood Road
                                    Waterbury, CT  06706



                              ----------------------------------------
                                    Richard Shaker Voting Trust
                                    172 Bateswood Road
                                    Waterbury, CT  06762


                              By:
                                 -------------------------------------
                                    Joseph Shaker, Authorized Trustee

                              Sadie Nejaime
                              45 Mandalay Road
                              Lee, MA 02138



                              ----------------------------------------
                              Corey Shaker
                              1280 Main Street North
                               Woodbury, CT 06706



                              ----------------------------------------
                              Janet Shaker
                              228 Harwood Road
                              Waterbury, CT 06706



                              ----------------------------------------
                              Edward Shaker
                              210 Munson Road
                              Middlebury, CT 06762



                              ----------------------------------------
                              Paul Shaker
                              210 Munson Road
                              Middlebury, CT 06762

                              ----------------------------------------
                              Rose Shaker
                              121 Harwood Road
                              Waterbury, CT 06706

                              Muller Stockholders



                              --------------------------------------
                              William C. Muller Sr.
                              630 N. Broadway
                              Yonkers, NY 10701



                              ---------------------------------------
                              William C. Muller Jr.
                              20 Schick Road
                              Milford, NJ 08848



                              ----------------------------------------
                              James Christ
                              8 Bankers Drive
                              Washington Crossing, PA 18977

                              Westwood Stockholders



                              --------------------------------------
                              Salvatore A. Vergopia
                              20 Bayberry Drive
                              Saddle River, NJ 07468



                              --------------------------------------
                              Edward A. Vergopia
                              100 Winston Drive
                              North Tower
                              Cliffside Park, NJ  07010



                              ---------------------------------------
                              Janet Vergopia
                              20 Bayberry Drive
                              Saddle River, NJ 07468